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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-37207 of CNA Surety Corporation on Form S-8 of our report dated February 27, 1998, appearing in this Annual Report on Form 10-K of CNA Surety Corporation for the period ended December 31, 1997.




DELOITTE & TOUCHE LLP
Chicago, Illinois
March 20, 1998